                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    October 9, 2003
                                                   -----------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





            Delaware                  0-50158                47-0863558
----------------------------          -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


    580 Kirts Blvd., Suite 300, Troy            Michigan           48084
    --------------------------------            --------           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (248) 712-7000
                                                   -----------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 9, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its net sales for the four weeks, eight weeks, and thirty-two weeks ended October 5, 2003.

ITEMS 6.          NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -  (b)        NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1    Press Release issued October 9, 2003.

ITEMS 8 - 12.     NOT APPLICABLE.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FRANK'S NURSERY & CRAFTS, INC.


Date: October 9, 2003                     By: /s/ Alan Minker
                                             ---------------------------
                                          Alan Minker
                                          Senior Vice President, Chief Financial
                                                      Officer and Treasurer

                                 Exhibit Index
                                 -------------


Exhibit Number          Description
--------------          -----------
    99.1                Press Release issued October 9, 2003.